Equity Investments	12 Months Ended
Dec. 31, 2017
Equity Investments
Equity Investments

9.  Equity Investments

(a)Equity method investments

As of December 31, 2017, the Group’s investments accounted for under the equity method totaled RMB15.1 million (US$2.3 million) which mainly consisted of the investment in Beijing Fenghuang Tianbo Network Technology Co., Ltd. (“Tianbo”). The Group applies the equity method of accounting to account for its equity investments in common stock or in-substance common stock, over which it has significant influence but does not own a majority equity interest or otherwise control.

As the Group has significant influence over financial and operating decision-making of Tianbo, the Group accounted for the 50% equity interests in Tianbo by using the equity method of accounting. As of December 31, 2016 and 2017, the carrying value of equity investment in Tianbo was RMB8.2 million and RMB15.1 million (US$2.3 million), respectively.

Despite holding 100% ordinary shares of Phoenix FM Limited (“Phoenix FM”), the Company accounts for its investment in Phoenix FM as an equity investment since the Company did not control Phoenix FM due to substantive participating rights that have been provided to IDG-Accel China Growth Fund III L.P. and IDG-Accel China III Investors L.P., who invested in preferred shares of Phoenix FM. As of December 31, 2016 and 2017, the carrying values of equity investment in Phoenix FM were nil and nil, respectively. In addition to the equity investment in Phoenix FM, there was a RMB15.2 million loan receivable due from Phoenix FM which was impaired with an impairment amount of RMB9.0 million recorded in “Loss from equity investments, including impairments” for the year ended December 31, 2015. In 2016, Phoenix FM repaid RMB7.2 million and the impairment for loan receivable due from Phoenix FM of approximately RMB1.0 million recorded in 2015 had been recovered.

In March 2016, Shenzhenshi Fenghuang Jingcai Network Technology Co., Ltd. (“Fenghuang Jingcai”) obtained additional capital injection from an independent third party, and the Group’s equity interest in Fenghuang Jingcai decreased from 45.06% to 31.54%. Since March 2015, Fenghuang Jingcai had suspended all of its online lottery ticket distribution businesses, in response to the Notice related to Self-Inspection and Self-Remedy of Unauthorized Online Lottery Sales, or the Self-Inspection Notice, which was jointly promulgated by the Ministry of Finance, the Ministry of Civil Affairs and the General Administration of Sports of the People’s Republic of China. As of December 31, 2017, there has been no change in the Self-Inspection Notice. The management assessed that this regulatory change will continue to have negative impact to the cash flows of Fenghuang Jingcai in the future, and that the carrying value of Fenghuang Jingcai may not be fully recoverable. For the year ended December 31, 2015, the impairment of the equity investment in Fenghuang Jingcai recorded in the consolidated statements of comprehensive income was RMB3.2 million. As of December 31, 2016 and 2017, the carrying value of equity investment in Fenghuang Jingcai was nil.

As of December 31, 2014, the Company held 9.08% of Particle’s ordinary shares and accounted for such equity investment in Particle under the equity method. In April 2015, all the ordinary shares and Class A ordinary shares the Company purchased were converted to Series C convertible redeemable preferred shares and since then and as of December 31, 2016 and 2017, all the investments in Particle were in convertible redeemable preferred shares and had been accounted for as available-for sale investments (see Note 8).

In February 2015, the Group invested approximately RMB4.5 million in Hangzhou Qike Technology Co., Ltd. (“Hangzhou Qike”), a company engaged in providing risk management and credit control assessment based on big data analysis to enterprises and eventually directly to individual customers, and held 45% equity interest of this company. Based on the other-than-temporary impairment assessment on equity investments, the Group has made impairment provisions to investment in Hangzhou Qike in 2017, and as of December 31, 2016 and 2017, the carrying values of equity investment in Hangzhou Qike were RMB0.1 million and nil, respectively.

The Group no longer records share of losses in Phoenix FM, Fenghuang Jingcai and Hangzhou Qike, as the carrying value of equity investments in them had been reduced to zero. Meanwhile, the Group has no future obligations to fund Phoenix FM, Fenghuang Jingcai and Hangzhou Qike.

The Group summaries the condensed financial information of the Group’s equity method investments as a group below in accordance with Rule 4-08 of Regulation S-X (in thousands):

	For the Years Ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
Operating data:
Revenues	67,752	103,038	171,335	26,334
Gross profit	36,245	63,135	101,424	15,589
Net (loss)/income	(69,290)	(22,888)	2,562	394
PNM’s share of net (loss)/income, including impairments	(41,861)	(1,776)	6,796	1,045

	As of December 31,
	2016	2017	2017
	RMB	RMB	US$
Balance sheet data:
Current assets	58,883	161,295	24,791
Non-current assets	17,479	23,066	3,545
Current liabilities	103,590	204,697	31,461

(b)Cost method investments

In January 2015, the Group acquired 5% equity interest of Beijing Phoenix Lilita Information Technology Co., Ltd. (“Lilita”), from a family member of the chairman of Phoenix TV, for an aggregate purchase consideration of RMB0.5 million. Lilita is principally engaged in P2P lending and reward-based crowd-funding businesses. In July 2016, Lilita completed Round A financing activity and the Group’s percentage of equity interest in Lilita decreased to 4.69%. Based on the other-than-temporary impairment assessment on equity investments, the Group has fully written down the whole investment in Lilita of RMB0.5 million (US$0.08 million) in 2017.

In April 2015, the Group acquired 0.3% equity interest of Lifeix Inc. (“Lifeix”) for an aggregate purchase consideration of US$1.0 million (RMB6.1 million). Lifeix is the operator of the life station websites L99.com and Lifeix.com. In December 2015, in view of business performance and near-term business outlook that were below management previous expectation, based on the other-than-temporary impairment assessment, the Group recorded the impairment loss of US$1.0 million (RMB6.4 million) to fully write down the equity investment in Lifeix.

In August 2017, the Group acquired 8% equity interest of Shenzhenshi Kuailai Technology Co., Ltd. (“Kuailai”) with a consideration of RMB0.2 million (US$0.04 million). Kuailai operates Xunhutai, a life-style information application in China.